MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

                   Supplement dated November 5, 2001 to the
                       Prospectus dated August 31, 2001


         The section in the prospectus of Merrill Lynch Short Term U.S. Government Fund, Inc. captioned "About the Portfolio Managers" appearing on page 8 is amended as follows:

         The biography of Gregory Mark Maunz is deleted and the following biography of Frank Viola is inserted below the heading. Mr. Viola and Theodore
J. Magnani are primarily responsible for the day-to-day management of the Fund. The section is retitled "About the Portfolio Management Team."

          Frank Viola is a Director of Merrill Lynch Investment Managers, L.P. and has been a Portfolio Manager thereof since 1997. Mr. Viola was the Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and a Vice President of Merrill Lynch Capital Markets from 1993 to 1996.







CODE:  13937-0801ALL